UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       September 25, 2007
UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-024399	34-1856319

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)
275 Federal Plaza West, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:       (330) 742-0500
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On September 25, 2007, United Community Financial Corp. (“United Community”), The Home Savings and Loan Company of Youngstown, Ohio (“Home Savings”), PVF Capital Corp. (“PVFC”) and Park View Federal Savings Bank (“Park View”) entered into an Amendment to the Agreement and Plan of Merger, dated July 24, 2007 (the “Amendment”), which provided for the acquisition of PVFC and Park View by United Community (the “Merger”). The Amendment modified the definition of “Bank Merger” in the Agreement and Plan of Merger. Previously, the Agreement and Plan of Merger provided that after PVFC merged into United Community, Park View would merge into Home Savings, and Home Savings would be the surviving institution. The parties have decided to reverse the Bank Merger so that Home Savings will merge into Park View and UCFC’s resulting financial institution will be a federal savings association that will change its name to “The Home Savings and Loan Company of Youngstown, Ohio.” A copy of the Amendment is attached and incorporated herein by reference.
United Community will be filing a Registration Statement on Form S-4 concerning the Merger with the SEC, which will include the joint prospectus/proxy statement that will be mailed to PVFC’s and United Community’s shareholders. WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge, when filed, at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by United Community will be available free of charge from the Secretary of United Community at 275 Federal Plaza West, Youngstown, Ohio, telephone (330) 742-0500. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER. Copies of all recent proxy statements and annual reports of United Community are also available free of charge from United Community by contacting the company secretary.
United Community, PVFC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the Merger. Additional information about the directors and executive officers of United Community may be obtained through the SEC’s website from the definitive proxy statement filed by United Community with the SEC on March 23, 2007. Additional information about the directors and executive officers of PVFC may be obtained through the SEC’s website from the definitive proxy statement filed by PVFC with the SEC on September 22, 2006. Additional information about participants in the proxy solicitation and their interests in the transaction will be contained in the prospectus/proxy statement to be filed with the SEC.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

2	Amendment to Agreement and Plan of Merger by and among United Community Financial Corp., The Home Savings and Loan Company of Youngstown, Ohio, PVF Capital Corp. and Park View Federal Savings Bank, dated September 25, 2007.	Included herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.
By:	/s/ Patrick A. Kelly
Patrick A. Kelly
Chief Financial Officer

Date: October 1, 2007